Exhibit 99.1

PetMeds® Express Receives Notification of Deficiency from Nasdaq Related to Delayed Filing of Quarterly Report on Form 10-Q

DELRAY BEACH, Fla, Feb 15, 2024 – PetMed Express, Inc. (“PetMeds®”) (NASDAQ: PETS) received on February 13, 2024, a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of not having timely filed the Form 10-Q with the SEC, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires timely filing of all required periodic financial reports with the SEC.

The Notice has no immediate effect on the listing or trading of the Company’s common stock on Nasdaq.

The Notice indicated that the Company must submit a plan to regain compliance with the Listing Rule within 60 calendar days and, following receipt of such plan, Nasdaq may grant an extension of up to 180 calendar days from the Form 10-Q due date, or until August 7, 2024, for the Company to regain compliance. On February 9, 2024, the Company filed a Notification of Late Filing on Form 12b-25 indicating that it was unable, without unreasonable effort or expense, to file its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2023 (the “Form 10-Q”) by the prescribed due date as a result of the restatement of certain of the Company’s financial statements (the “Restatement”). The Restatement is more fully described in the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2024.

While the Company can provide no assurances as to timing, the Company is working diligently to complete the Restatement and plans to file the Form 10-Q as soon as practicable to regain compliance with the Listing Rule.

ABOUT PETMEDS

Founded in 1996, PetMeds is Your Trusted Pet Health Expert, delivering pet medications, food, health services and other products direct to the consumer at PetMeds.com and through its toll-free number (1-800-PetMeds). PetMeds aims to be the most trusted pet health expert by providing incredible care and services that are affordable to the broadest group of pet parents--because every pet deserves to live a long, happy, healthy life. For more information, please visit www.petmeds.com.

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. Words such as “may,” “could,” “expect,” “project,” “outlook,” “strategy,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “strive,” “goal,” “continue,” “likely,” “will,” “would” and other similar words and expressions are intended to signify forward-looking statements. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and are subject to various risks and uncertainties, including: statements regarding the Company’s ability to complete the filing of the Form 10-Q within the anticipated time period; the Company’s ability to regain compliance with Nasdaq listing standards; and the time required to complete the Restatement of the Company’s financial statements. The Company’s future results may also be impacted by other risk factors listed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the Company's Annual Report on Form 10-K for the year ended March 31, 2023, as well as other subsequent filings on Form 10-Q and periodic filings on Form 8-K. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this press release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements, other than as may be required by law. If the Company does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

PETMEDS INVESTOR RELATIONS CONTACT
Brian M. Prenoveau, CFA
MZ Group
561-489-5315
investor@petmeds.com

PETMEDS MEDIA CONTACT
Exhibit 99.1 Page 1 of 1

Mary Eva Tredway
Butin PR
maryeva@butinpr.com

Exhibit 99.1 Page 2 of 1